Exhibit 99.1

Royal Gold Announces Substantial Reserve Increases and Production Forecasts Associated with its Royalty Interests

•	Gold reserves [1] increase 22% to 78.6 million ounces
•	Silver reserves [1] increase 12% to 1.3 billion ounces

DENVER, COLORADO.  JUNE 4, 2010: ROYAL GOLD, INC. (NASDAQ: RGLD; TSX: RGL), a leading precious metals royalty company, today announced updated estimates for ore reserves, additional mineralization, and calendar 2010 production for its royalty portfolio, as of December 31, 2009.  These are the most recent figures provided to the Company by the operators of its royalty properties or have been obtained by Royal Gold through publicly available information.

At the end of calendar year 2009, total precious metals reserves subject to the Company's royalty interests include 78.6 million ounces of gold and 1.3 billion ounces of silver. This reflects a net gain of 14.4 million ounces of gold and 139 million ounces of silver, representing a 22% increase in gold reserves and a 12% increase in silver reserves over the prior calendar year-end.

Tony Jensen, President and Chief Executive Officer, commented, "Royal Gold is pleased to report significant increases in our precious metal reserves. The Company’s reserve growth, as of December 31, 2009, is largely a result of the royalties we acquired in the Andacollo and International Royalty Corporation transactions and the effective work of our royalty operators in converting additional mineralized material into reserves. These expanded reserves also highlight the success of our business strategy in identifying royalty interests on high-quality properties with upside potential.”

RESERVE AND PRODUCTION INFORMATION

The attached tables contain information regarding our royalty interests, including the reserves, additional mineralization, and production subject to the Company's royalty interests on producing and development properties.  For further information about our royalty interests, please see our Annual Report on Form 10-K, as well as our other public reports.

1  Reserves subject to Royal Gold’s royalty interests.

CORPORATE PROFILE

Royal Gold is a precious metals royalty company engaged in the acquisition and management of precious metal royalty interests. The Company owns royalties on 189 properties on six continents, including royalties on 32 producing mines and 24 development stage projects. Royal Gold is publicly traded on the NASDAQ Global Select Market under the symbol "RGLD" and on the Toronto Stock Exchange under the symbol "RGL." The Company's website is located at www.royalgold.com.

For further information, please contact:

Karen Gross,
Vice President and Corporate Secretary
(303) 575-6504
___________________

Cautionary "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995: With the exception of historical matters, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained herein. Such forward-looking statements include statements regarding the on-going effectiveness of Royal Gold's royalty operators in converting additional mineralized material into reserves; the Company's business strategy of identifying and acquiring royalty properties with significant upside potential; production estimates for calendar 2010 provided by third-party operators; reserves and additional mineralization estimates provided by or derived from information provided by third party operators; the sliding-scale features of our royalty structure at certain of our properties; commencement of production or construction from the operators of certain properties; and the expectation of the royalty payment caps at the Taparko and Siguiri mines to be met. Like any royalty on a non-producing or not yet in development project, our royalties on development projects are subject to certain risks, such as the ability of the operators to bring the projects into production and operate in accordance with their feasibility studies and the ability of Royal Gold to make accurate assumptions regarding valuation and timing and amount of royalty payments. In addition, many of our royalty interests are subject to risks associated with conducting business in a foreign country, including application of foreign laws to contract and other disputes, foreign environmental laws and enforcement and uncertain political and economic environments. Factors that could cause actual results to differ materially include, among others, changes in precious metals prices, performance of and production at our royalty properties, decisions and activities of the operators of our royalty properties, mine completion, unanticipated grade, geological, metallurgical, processing or other problems the operators of the mining properties may encounter, changes in project parameters as plans continue to be refined, economic and market conditions, and future financial needs of our operators, as well as other factors described the Securities and Exchange Commission. These factors are beyond the Company's ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made herein. Readers are cautioned not to put undue reliance on forward-looking statements.

TABLE 1
Royal Gold’s Royalty Portfolio
Proven and Probable Gold Reserves 1,2,3
As of December 31, 2009 4
Mines are in production unless noted as development (“DEV”)

GOLD [5]
				PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	Tons of Ore (M)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs [7] (M)	Tons of Ore (M)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs [7] (M)	Tons of Ore (M)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs [7] (M)
Bald Mountain [8]	1.75 - 3.5% NSR [9]	Barrick	USA, Nevada	-	-	-	-	-	-	65.04	0.025	1.614
Cortez (Pipeline) GSR1	0.40 - 5.0% GSR [10]	Barrick	USA, Nevada	5.18	0.090	0.469	22.96	0.046	1.058	28.14	0.054	1.527 [11]
Cortez (Pipeline) GSR2	0.40 - 5.0% GSR [10]	Barrick	USA, Nevada	10.56	0.040	0.423	95.53	0.034	3.294	106.08	0.035	3.717 [11]
Cortez (Pipeline) GSR3	0.71% GSR	Barrick	USA, Nevada	7.87	0.068	0.532	50.32	0.032	1.610	58.19	0.037	2.142 [11]
Cortez (Pipeline) NVR1	0.39% NVR	Barrick	USA, Nevada	5.99	0.049	0.293	50.03	0.032	1.579	56.02	0.033	1.872 [11]
Gold Hill (DEV)	1.0 - 2.0% NSR [12] 0.9% NSR[12]	Kinross/Barrick	USA, Nevada	0.28 -	0.013 -	0.004 -	31.08 -	0.015 -	0.459 -	31.37 -	0.015 -	0.463 -
Goldstrike [8] (SJ Claims)	0.9% NSR	Barrick	USA, Nevada	-	-	-	-	-	-	47.20	0.113	5.354
Leeville	1.8% NSR	Newmont	USA, Nevada	3.00	0.360	1.078	2.31	0.309	0.712	5.30	0.338	1.790
Marigold [8,13] (DEV)	2.0% NSR	Goldcorp/Barrick	USA, Nevada	-	-	-	-	-	-	45.57	0.015	0.681
Robinson	3.0% NSR	Quadra FNX	USA, Nevada	108.66	0.006	0.678	4.94	0.005	0.026	113.60	0.006	0.704
Soledad Mountain (DEV)	3.0% NSR	Golden Queen	USA, California	30.48	0.024	0.729	20.75	0.016	0.324	51.22	0.021	1.052
Twin Creeks	2.0% GPR	Newmont	USA, Nevada	0.47	0.107	0.051	0.16	0.102	0.016	0.63	0.106	0.067
Wharf	0.0 - 2.0% NSR[14]	Goldcorp	USA, South Dakota	8.70	0.020	0.170	0.97	0.021	0.020	9.68	0.020	0.190
Canadian Malartic [8] (DEV)	2.0 - 3.0% NSR[15]	Osisko	Canada, Quebec	-	-	-	-	-	-	150.56	0.031	4.727

Footnotes begin on page 19.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Gold Reserves 1,2,3
As of December 31, 2009 4
Mines are in production unless noted as development (“DEV”)

GOLD [5]
				PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	Tons of Ore (M)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs [7] (M)	Tons of Ore (M)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs [7] (M)	Tons of Ore (M)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs [7] (M)
Holt [16] (DEV)	0.00013 x Gold Price	St Andrew Goldfields	Canada, Ontario	0.11	0.187	0.021	2.84	0.164	0.466	2.95	0.165	0.486
Pine Cove (DEV)	7.5% NPI	New Island Resources/ Anaconda Mining	Canada, Newfoundland	0.00	0.000	0.000	2.57	0.081	0.207	2.57	0.081	0.207
Schaft Creek (DEV)	3.5% NPI	Copper Fox	Canada, British Columbia	453.16	0.007	3.119	451.83	0.005	2.451	904.99	0.006	5.570
Williams	0.97% NSR	Barrick	Canada, Ontario	9.06	0.068	0.614	2.93	0.084	0.247	11.99	0.072	0.861
Wolverine (DEV)	0.0 - 9.445% NSR [17]	Yukon Zinc	Canada, Yukon	0.64	0.036	0.023	4.63	0.039	0.182	5.27	0.039	0.205
Dolores [8]	3.25% NSR	Minefinders	Mexico, Chihuahua	-	-	-	-	-	-	109.46	0.022	2.444
El Chanate	2.0 - 4.0% NSR[18]	Capital Gold	Mexico, Sonora	24.69	0.020	0.503	53.08	0.019	1.001	77.77	0.019	1.504
Mulatos	1.0 - 5.0% NSR[19]	Alamos	Mexico, Sonora	11.38	0.047	0.540	56.47	0.033	1.847	67.86	0.035	2.387
Peñasquito [20] (Oxide)	2.0% NSR	Goldcorp	Mexico, Zacatecas	79.92	0.005	0.400	0.00	0.000	0.000	79.92	0.005	0.400
Peñasquito [20] (Sulfide)	2.0% NSR	Goldcorp	Mexico, Zacatecas	639.97	0.018	11.490	621.91	0.010	5.930	1261.87	0.014	17.420
Andacollo (DEV)	75% NSR [21]	Teck	Chile, Region IV	173.28	0.004	0.708	263.89	0.003	0.924	437.17	0.004	1.631
El Limon [8]	3.0% NSR	B2Gold	Nicaragua, El Limon	-	-	-	-	-	-	1.12	0.134	0.150
El Toqui	1.0 - 3.0% NSR [22]	Breakwater	Chile, Region XI	0.89	0.128	0.114	2.77	0.067	0.186	3.66	0.082	0.300
Martha	2.0% NSR	Coeur d'Alene	Argentina, Santa Cruz	0.00	0.000	0.000	0.04	0.037	0.001	0.04	0.037	0.001

Footnotes begin on page 19.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Gold Reserves 1,2,3
As of December 31, 2009 4
Mines are in production unless noted as development (“DEV”)
GOLD [5]
				PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	Tons of Ore (M)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs [7] (M)	Tons of Ore (M)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs [7] (M)	Tons of Ore (M)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs [7] (M)
Pascua-Lama [23] (DEV)	0.63 - 4.48% NSR [24]	Barrick	Chile, Region III	36.10	0.053	1.917	288.60	0.044	12.698	324.70	0.045	14.615 [25]
Balcooma [26]	1.5% NSR	Kagara	Australia, Queensland	0.10	0.020	0.002	1.06	0.006	0.006	1.16	0.007	0.008
Gwalia Deeps	1.5% NSR	St Barbara	Australia, Western Australia	0.00	0.000	0.000	8.71	0.227	1.980	8.71	0.227	1.980
Meekatharra (Paddy’s Flat) (DEV)	1.5% NSR A$10.00 per gold ounce produced [27]	Mercator Gold	Australia, Western Australia	0.00	0.000	0.000	2.19	0.140	0.308	2.19	0.140	0.308
Meekatharra (Yaloginda) (DEV)	0.45% NSR	Mercator Gold	Australia, Western Australia	0.00	0.000	0.000	2.79	0.070	0.196	2.79	0.070	0.196
South Laverton	1.5% NSR	Saracen	Australia, Western Australia	0.00	0.000	0.000	16.74	0.048	0.800	16.74	0.048	0.800
Southern Cross	1.5% NSR	St Barbara	Australia, Western Australia	0.87	0.094	0.082	5.77	0.088	0.509	6.64	0.089	0.591
Inata	3.0% NSR	Avocet	Burkina Faso, Soum	4.93	0.067	0.329	12.07	0.051	0.615	17.00	0.056	0.944
Siguiri	0.0 - 1.875% NSR [28]	Anglogold Ashanti	Guinea, Kankan	33.98	0.019	0.630	96.84	0.025	2.440	130.82	0.023	3.070
Taparko [29,30] TB-GSR1 and TB-GSR2	15% GSR 0.0 - 10.0% GSR	High River	Burkina Faso, Namantenga	-	-	-	-	-	-	1.56	0.085	0.132 [31,32]
Taparko [29,30] TB-GSR3	2.0% GSR	High River	Burkina Faso, Namantenga	-	-	-	-	-	-	6.40	0.085	0.551 [31,32]

Footnotes begin on page 19.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Gold Reserves 1,2,3
As of December 31, 2009 4
Mines are in production unless noted as development (“DEV”)
SILVER [33]
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES
				Tons of Ore (M)	Avg. Silver Grade (oz/ton)	Silver Contained Ozs [7] (M)	Tons of Ore (M)	Avg. Silver Grade (oz/ton)	Silver Contained Ozs [7] (M)	Tons of Ore (M)	Avg. Silver Grade (oz/ton)	Silver Contained Ozs [7] (M)
Soledad Mountain (DEV)	3.0% NSR	Golden Queen	USA, California	30.48	0.40	12.283	20.75	0.34	7.076	51.22	0.38	19.359
Troy (DEV)	3.0% GSR	Revett	USA, Montana	3.08	1.41	4.337	6.01	1.13	6.805	9.10	1.22	11.142
Schaft Creek (DEV)	3.5% NPI	Copper Fox	Canada, British Columbia	453.16	0.05	22.760	451.83	0.05	23.695	904.99	0.05	46.454
Wolverine (DEV)	0.0 - 9.445% NSR [17]	Yukon Zinc	Canada, Yukon	0.64	7.06	4.534	4.63	8.28	38.286	5.27	8.13	42.820
Dolores [8]	2.0% NSR	Minefinders	Mexico, Chihuahua	-	-	-	-	-	-	109.46	1.16	126.645
Peñasquito [20] (Oxide)	2.0% NSR	Goldcorp	Mexico, Zacatecas	79.92	0.43	34.500	0.00	0.00	0.000	79.92	0.43	34.500
Peñasquito [20] (Sulfide)	2.0% NSR	Goldcorp	Mexico, Zacatecas	639.97	0.97	618.020	621.91	0.67	417.580	1261.87	0.82	1035.600
El Toqui	1.0 - 3.0% NSR [22]	Breakwater	Chile, Region XI	0.89	0.23	0.208	2.77	0.26	0.728	3.66	0.26	0.936
Martha	2.0% NSR	Coeur d'Alene	Argentina, Santa Cruz	0.00	0.00	0.000	0.04	33.14	1.249	0.04	32.87	1.249
Balcooma [26]	1.5% NSR	Kagara	Australia, Queensland	0.10	2.22	0.225	1.06	0.35	0.373	1.16	0.51	0.598

Footnotes begin on page 19.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Gold Reserves 1,2,3
As of December 31, 2009 4
Mines are in production unless noted as development (“DEV”)

COPPER [34]
				PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	Tons of Ore (M)	Avg. Copper Grade (% Cu)	Copper Contained Lbs [7] (M)	Tons of Ore (M)	Avg. Copper Grade (% Cu)	Copper Contained Lbs [7] (M)	Tons of Ore (M)	Avg. Copper Grade (% Cu)	Copper Contained Lbs [7] (M)
Johnson Camp	3.0% NSR	Nord Resources	USA, Arizona	54.98	0.34	372	18.41	0.33	120	73.39	0.34	492
Robinson	3.0% NSR	Quadra FNX	USA, Nevada	108.66	0.53	1,161	4.94	0.42	41	113.60	0.53	1,203
Troy (DEV)	3.0% GSR	Revett	USA, Montana	3.08	0.72	45	6.01	0.49	59	9.10	0.57	104
Caber (DEV)	1.0% NSR	Breakwater	Canada, Quebec	0.00	0.00	0	0.65	0.84	11	0.65	0.84	11
Schaft Creek (DEV)	3.5% NPI	Copper Fox	Canada, British Columbia	453.16	0.32	2,864	451.83	0.28	2,557	904.99	0.30	5,421
Voisey's Bay	2.7% NSR	Vale	Canada, Labrador	24.03	1.76	846	3.53	0.38	27	27.56	1.58	873
Balcooma [26]	1.5% NSR	Kagara	Australia, Queensland	0.10	1.10	2	1.06	3.60	76	1.16	3.38	79
Las Cruces	1.5% NSR	Inmet	Spain, Andalucia	8.96	7.40	1,325	9.26	5.30	979	18.22	6.30	2,304

Footnotes begin on page 19.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Gold Reserves 1,2,3
As of December 31, 2009 4
Mines are in production unless noted as development (“DEV”)

LEAD [35]
				PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	Tons of Ore (M)	Avg. Lead Grade (% Pb)	Lead Contained Lbs [7] (M)	Tons of Ore (M)	Avg. Lead Grade (% Pb)	Lead Contained Lbs [7] (M)	Tons of Ore (M)	Avg. Lead Grade (% Pb)	Lead Contained Lbs [7] (M)
Peñasquito [20] (Sulfide)	2.0% NSR	Goldcorp	Mexico, Zacatecas	639.97	0.35	4,450	621.91	0.22	2,761	1261.87	0.29	7,211
El Toqui	1.0 - 3.0% NSR [22]	Breakwater	Chile, Region XI	0.89	0.30	5	2.77	0.30	17	3.66	0.30	22
Balcooma [26]	1.5% NSR	Kagara	Australia, Queensland	0.10	3.90	8	1.06	0.01	0	1.16	0.35	8
ZINC [36]
				PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	Tons of Ore (M)	Avg. Zinc Grade (% Zn)	Zinc Contained Lbs [7] (M)	Tons of Ore (M)	Avg. Zinc Grade (% Zn)	Zinc Contained Lbs [7] (M)	Tons of Ore (M)	Avg. Zinc Grade (% Zn)	Zinc Contained Lbs [7] (Zn)
Caber (DEV)	1.0% NSR	Breakwater	Canada, Quebec	0.00	0.00	0	0.65	8.58	111	0.65	8.58	111
Peñasquito [20] (Sulfide)	2.0% NSR	Goldcorp	Mexico, Zacatecas	639.97	0.75	9,649	621.91	0.50	6,281	1261.87	0.63	15,930
El Toqui	1.0% - 3.0% NSR [22]	Breakwater	Chile, Region XI	0.89	6.50	116	2.77	7.20	400	3.66	7.03	515
Balcooma [26]	1.5% NSR	Kagara	Australia, Queensland	0.10	9.60	19	1.06	0.02	0	1.16	0.86	20

Footnotes begin on page 19.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Gold Reserves 1,2,3
As of December 31, 2009 4
Mines are in production unless noted as development (“DEV”)

NICKEL [37]
				PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	Tons of Ore (M)	Avg. Nickel Grade (% Ni)	Nickel Contained Lbs [7] (M)	Tons of Ore (M)	Avg. Nickel Grade (% Ni)	Nickel Contained Lbs [7] (M)	Tons of Ore (M)	Avg. Nickel Grade (% Ni)	Nickel Contained Lbs [7] (M)
Voisey's Bay	2.7% NSR	Vale	Canada, Labrador	24.03	3.01	1,447	3.53	0.66	47	27.56	2.71	1,493
Avebury [8] (DEV)	2.0% NSR	Metals and Mines Group	Australia, Tasmania	-	-	-	-	-	-	6.50	0.96	123
Mt. Goode [8,38]	1.5% NSR	Xstrata	Australia, Western Australia	-	-	-	-	-	-	2.20	3.46	152
COBALT [39]
				PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	Tons of Ore (M)	Avg. Cobalt Grade (% Co)	Cobalt Contained Lbs [7] (M)	Tons of Ore (M)	Avg. Cobalt Grade (% Co)	Cobalt Contained Lbs [7] (M)	Tons of Ore (M)	Avg. Cobalt Grade (% Co)	Cobalt Contained Lbs [7] (M)
Voisey's Bay	2.7% NSR	Vale	Canada, Labrador	24.03	0.15	72	3.53	0.03	2	27.56	0.13	74

Footnotes begin on page 19.

TABLE 2
Royal Gold’s Royalty Portfolio
Gold Additional Mineralized Material 40, 41, 42
As of December 31, 2009

Mines are in production unless noted as development (“DEV”)
GOLD
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	ADDITIONAL MINERALIZED MATERIAL	TONS OF MATERIAL (millions)	AVERAGE GOLD GRADE (oz/ton)
Bald Mountain	1.75 - 3.5% NSR [9]	Barrick	USA, Nevada	Measured and Indicated	25.28	0.014
				Inferred	-	-

Cortez (Pipeline)	0.40 - 5.0% GSR [10]	Barrick	USA, Nevada	Measured	2.73	0.026 [11]
GSR1				Indicated	25.47	0.020 [11]
				Inferred	1.31	0.014 [11]
Cortez (Pipeline)	0.40 - 5.0% GSR [10]	Barrick	USA, Nevada	Measured	0.00	0.000 [11]
GSR2				Indicated	0.03	0.000 [11]
				Inferred	2.82	0.016 [11]
Cortez (Pipeline)	0.71% GSR	Barrick	USA, Nevada	Measured	2.73	0.026 [11]
GSR3				Indicated	25.50	0.020 [11]
				Inferred	2.10	0.015 [11]
Cortez (Pipeline)	0.39% NVR	Barrick	USA, Nevada	Measured	0.37	0.041 [11]
NVR1				Indicated	3.15	0.031 [11]
				Inferred	1.34	0.016 [11]
Goldstrike	0.9% NSR	Barrick	USA, Nevada	Measured	0.26	0.047
(SJ Claims)				Indicated	1.83	0.047
				Inferred	0.03	0.203
Relief Canyon	4.0% NSR	Firstgold	USA, Nevada	Measured	0.00	0.000
(DEV)				Indicated	0.00	0.000
				Inferred	30.48	0.022
Robinson [43]	3.0% NSR	Quadra FNX	USA, Nevada	Measured	617.60	0.005
(includes reserves)				Indicated	145.90	0.004
				Inferred	42.10	0.003
Soledad Mountain	3.0% NSR	Golden Queen	USA, California	Measured	43.69	0.027
(DEV)				Indicated	44.85	0.018
				Inferred	35.28	0.015
Twin Creeks	2.0% GPR	Newmont	USA, Nevada	Non Reserve Material	0.84	0.087

Wharf	0.0 - 2.0% NSR [14]	Goldcorp	USA, South Dakota	Measured	7.40	0.026
				Indicated	3.43	0.026
				Inferred

Footnotes begin on page 19.

TABLE 2 (cont.)
Royal Gold’s Royalty Portfolio
Gold Additional Mineralized Material 40, 41, 42
As of December 31, 2009

Mines are in production unless noted as development (“DEV”)
GOLD
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	ADDITIONAL MINERALIZED MATERIAL	TONS OF MATERIAL (millions)	AVERAGE GOLD GRADE (ounces per ton)
Holt [16]	0.00013 x Au price	St Andrew	Canada, Ontario	Measured	1.46	0.194
(DEV)		Goldfields		Indicated	2.11	0.200
				Inferred	1.18	0.226
Pine Cove	7.5% NPI	New Island Resources/	Canada,	Measured and Indicated	0.33	0.123
(DEV)		Anaconda Mining	Newfoundland	Inferred	0.28	0.062

Schaft Creek	3.5% NPI	Copper Fox	Canada,	Measured and Indicated	630.83	0.004
(DEV)			British Columbia	Inferred	205.91	0.003

Williams	0.97% NSR	Barrick	Canada, Ontario	Measured	1.12	0.055
				Indicated	0.46	0.092
				Inferred	0.90	0.150
Wolverine	0.0 - 9.445% NSR [17]	Yukon Zinc	Canada, Yukon	Measured	0.54	0.044
(DEV)				Indicated	4.37	0.050
				Inferred	1.87	0.050
Dolores [44]	3.25% NSR	Minefinders	Mexico, Chihuahua	Measured and Indicated	7.70	0.090
				Inferred	-	-

El Chanate	2.0 - 4.0% NSR [18]	Capital Gold	Mexico, Sonora	Measured	0.68	0.007
				Indicated	4.40	0.015
				Inferred	5.98	0.024
Mulatos	1.0 - 5.0% NSR [19]	Alamos	Mexico, Sonora	Measured	6.21	0.033
				Indicated	59.98	0.028
				Inferred	28.45	0.033
Peñasquito [20]	2.0% NSR	Goldcorp	Mexico, Zacatecas	Measured	0.00	0.000
(Oxide)				Indicated	8.54	0.004
				Inferred	0.00	0.000
Peñasquito [20]	2.0% NSR	Goldcorp	Mexico, Zacatecas	Measured	0.00	0.000
(Sulfide)				Indicated	519.76	0.009
				Inferred	162.02	0.007
Andacollo	75% NSR [21]	Teck	Chile, Region IV	Measured	14.66	0.003
(DEV)				Indicated	114.20	0.003
				Inferred	24.03	0.003

Footnotes begin on page 19.

TABLE 2 (cont.)
Royal Gold’s Royalty Portfolio
Gold Additional Mineralized Material 40, 41, 42
As of December 31, 2009

Mines are in production unless noted as development (“DEV”)
GOLD
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	ADDITIONAL MINERALIZED MATERIAL	TONS OF MATERIAL (millions)	AVERAGE GOLD GRADE (ounces per ton)
Don Mario	3.0% NSR	Orvana	Bolivia,	Measured	1.86	0.039
			Chiquitos Province	Indicated	4.98	0.040
				Inferred	0.35	0.037
El Limon	3.0% NSR	Central Sun	Nicaragua,	Measured and Indicated	0.67	0.123
			El Limon	Inferred	3.31	0.128

El Toqui	1.0 - 3.0% NSR [22]	Breakwater	Chile, Region XI	Measured and Indicated	1.46	0.031
				Inferred	3.91	0.029

Martha	2.0% NSR	Coeur d'Alene	Argentina,	Measured	0.01	0.110
			Santa Cruz	Indicated	0.02	0.040
				Inferred	0.02	0.004
Pascua-Lama [23]	0.63 - 4.48% NSR [24]	Barrick	Chile, Region III	Measured	8.71	0.040
(DEV)				Indicated	70.23	0.037
				Inferred	6.98	0.036
Balcooma [26]	1.5% NSR	Kagara	Australia,	Measured	0.00	0.000
			Queensland	Indicated	1.45	0.012
				Inferred	0.63	0.018
Bundarra	1.5% NSR	Terrain	Australia,	Measured	1.21	0.059
(DEV)			Queensland	Indicated	1.49	0.069
				Inferred	2.77	0.054
Gwalia Deeps	1.5% NSR	St Barbara	Australia,	Measured and Indicated	75.58	0.050
			Western Australia	Inferred	6.75	0.188

Meekatharra	1.5% NSR A$10.00 per gold ounce produced [27]	Mercator Gold	Australia,	Measured and Indicated	17.51	0.039
(Paddy’s Flat)			Western Australia	Inferred	8.74	0.040
(DEV)
Meekatharra	0.45% NSR	Mercator Gold	Australia,	Measured and Indicated	7.62	0.041
(Yaloginda)			Western Australia	Inferred	4.18	0.054
(DEV)
Reedys Burnakura	1.5 - 2.5% NSR [45]	ATW Gold	Australia,	Measured	0.08	0.288
(DEV)			Western Australia	Indicated	0.21	0.204
				Inferred	3.23	0.074

Footnotes begin on page 19.

TABLE 2 (cont.)
Royal Gold’s Royalty Portfolio
Gold Additional Mineralized Material 40, 41, 42
As of December 31, 2009

Mines are in production unless noted as development (“DEV”)

GOLD
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	ADDITIONAL MINERALIZED MATERIAL	TONS OF MATERIAL (millions)	AVERAGE GOLD GRADE (ounces per ton)
South Laverton	1.5% NSR	Saracen	Australia,	Measured and Indicated	24.47	0.053
			Western Australia	Inferred	13.63	0.053

Southern Cross	1.5% NSR	St Barbara	Australia,	Measured and Indicated	7.59	0.124
			Western Australia	Inferred	7.90	0.109

Inata	3.0% NSR	Avocet	Burkina Faso, Soum	Measured	5.75	0.066
				Indicated	21.87	0.047
				Inferred	7.82	0.038
Siguiri	0.0 - 1.875% NSR [28]	AngloGold Ashanti	Guinea, Kankan	Measured	4.13	0.022
				Indicated	50.22	0.025
				Inferred	86.22	0.026
Taparko [29]	2.0% GSR	High River	Burkina Faso,	Measured	-	-
			Namantenga	Indicated	-	-
				Inferred	0.27	0.073

Footnotes begin on page 19.

TABLE 2 (cont.)
Royal Gold’s Royalty Portfolio
Gold Additional Mineralized Material 40, 41, 42
As of December 31, 2009

Mines are in production unless noted as development (“DEV”)

SILVER
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	ADDITIONAL MINERALIZED MATERIAL	TONS OF MATERIAL (millions)	AVERAGE SILVER GRADE (ounces per ton)
Troy	3.0% GSR	Revett	USA, Montana	Measured	38.26	1.43
(DEV)				Indicated	10.93	0.91
				Inferred	0.00	0.00
Dolores [44]	2.0% NSR	Minefinders	Mexico, Chihuahua	Measured and Indicated	7.70	2.87
				Inferred	-	-

Peñasquito [20]	2.0% NSR	Goldcorp	Mexico, Zacatecas	Measured	0.00	0.00
(Oxide)				Indicated	8.54	0.25
				Inferred	0.00	0.00
Peñasquito [20]	2.0% NSR	Goldcorp	Mexico, Zacatecas	Measured	0.00	0.00
(Sulfide)				Indicated	519.76	0.75
				Inferred	162.02	0.50
Don Mario	3.0% NSR	Orvana	Bolivia,	Measured	1.86	1.25
			Chiquitos Province	Indicated	4.98	1.30
				Inferred	0.35	1.19
El Toqui	1.0 - 3.0% NSR [22]	Breakwater	Chile, Region XI	Measured and Indicated	1.46	0.40
				Inferred	3.91	0.44

Martha	2.0% NSR	Coeur d'Alene	Argentina,	Measured	0.01	90.70
			Santa Cruz	Indicated	0.02	51.00
				Inferred	0.02	6.76
Balcooma [26]	1.5% NSR	Kagara	Australia,	Measured	0.00	0.00
			Queensland	Indicated	1.45	0.95
				Inferred	0.63	1.71

Footnotes begin on page 19.

TABLE 2 (cont.)
Royal Gold’s Royalty Portfolio
Gold Additional Mineralized Material 40, 41, 42
As of December 31, 2009

Mines are in production unless noted as development (“DEV”)

COPPER
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	ADDITIONAL MINERALIZED MATERIAL	TONS OF MATERIAL (millions)	AVERAGE GRADE (% Cu)
Robinson [43]	3.0% NSR	Quadra FNX	USA, Nevada	Measured	617.60	0.44
(includes reserves)				Indicated	145.90	0.30
				Inferred	42.10	0.26
Troy	2.0% GSR	Revett	USA, Montana	Measured	38.26	0.71
(DEV)				Indicated	10.93	0.41
				Inferred	-	-
Caber	1.0% NSR	Breakwater	Canada, Quebec	Measured	-	-
(DEV)				Indicated	-	-
				Inferred	3.07	1.57
Don Mario	3.0% NSR	Orvana	Bolivia,	Measured	1.86	1.26
			Chiquitos Province	Indicated	4.98	1.49
				Inferred	0.35	1.63
Balcooma [26]	1.5% NSR	Kagara	Australia,	Measured	0.00	0.00
			Queensland	Indicated	1.45	1.65
				Inferred	0.63	0.90
LEAD
				ADDITIONAL	TONS OF	AVERAGE
				MINERALIZED	MATERIAL	GRADE
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	MATERIAL	(millions)	(% Pb)
Peñasquito [20]	2.0% NSR	Goldcorp	Mexico, Zacatecas	Measured	519.76	0.26
(Sulfide)				Indicated	0.00	0.00
				Inferred	162.02	0.24
El Toqui	1.0 - 3.0% NSR	Breakwater	Chile, Region XI	Measured and Indicated	1.46	0.50
				Inferred	3.91	0.40

Balcooma [26]	1.5% NSR	Kagara	Australia,	Measured	0.00	0.00
			Queensland	Indicated	1.45	2.16
				Inferred	0.63	2.32

Footnotes begin on page 19.

TABLE 2 (cont.)
Royal Gold’s Royalty Portfolio
Gold Additional Mineralized Material 40, 41, 42
As of December 31, 2009

Mines are in production unless noted as development (“DEV”)

ZINC
				ADDITIONAL	TONS OF	AVERAGE
				MINERALIZED	MATERIAL	GRADE
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	MATERIAL	(millions)	(% Zn)
Caber	1.0% NSR	Breakwater	Canada, Quebec	Measured	-	-
(DEV)				Indicated	-	-
				Inferred	3.07	4.52
Peñasquito [20]	2.0% NSR	Goldcorp	Mexico, Zacatecas	Measured	519.76	0.87
(Sulfide)				Indicated	0.00	0.00
				Inferred	162.02	0.50
El Toqui	1.0 - 3.0% NSR [22]	Breakwater	Chile, Region XI	Measured and Indicated	1.46	10.41
				Inferred	3.91	7.70

Balcooma [26]	1.5% NSR	Kagara	Australia,	Measured	0.00	0.00
			Queensland	Indicated	1.45	4.59
				Inferred	0.63	6.42
NICKEL
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	ADDITIONAL MINERALIZED MATERIAL	TONS OF MATERIAL (millions)	AVERAGE GRADE (% Ni)
Avebury	2.0% NSR	Metals and Mines Group	Australia, Tasmania	Inferred	13.56	0.93
(DEV)

Footnotes begin on page 19.

TABLE 3
Royal Gold’s Royalty Portfolio
Calendar Year 2010 Production Estimates 46

ROYALTY	OPERATOR	METAL	PRODUCTION
UNITED STATES
Cortez - GSR1 and GSR2	Barrick	Gold	241,268 oz
Cortez - GSR3	Barrick	Gold	241,268 oz
Cortez - NVR1	Barrick	Gold	187,656 oz
Goldstrike (SJ Claims)	Barrick	Gold	464,684 oz
Leeville	Newmont	Gold	428,592 oz
Robinson [47]	Quadra FNX	Gold	80,000 oz
Robinson [47]	Quadra FNX	Copper	135 million lbs
Troy [48]	Revett	Silver	645,250 oz [49]
Troy [48]	Revett	Copper	5.4 million lbs [49]
Twin Creeks	Newmont	Gold	18,300 oz
Wharf	Goldcorp	Gold	65,000 oz
CANADA
Williams	Barrick	Gold	74,650 oz
MEXICO
Dolores	Minefinders	Gold	91,000 – 100,500 oz
Dolores	Minefinders	Silver	2.3 – 2.6 million oz
El Chanate	Capital Gold	Gold	60,000 oz
Mulatos	Alamos	Gold	160,000 – 175,000 oz
Peñasquito	Goldcorp	Gold	180,000 oz
Peñasquito	Goldcorp	Silver	13.4 million oz
Peñasquito [48]	Goldcorp	Lead	107 million lbs
Peñasquito [48]	Goldcorp	Zinc	135 million lbs

Footnotes begin on page 19.

TABLE 3 (cont.)
Royal Gold’s Royalty Portfolio
Calendar Year 2010 Production Estimates 46

ROYALTY	OPERATOR	METAL	PRODUCTION
CENTRAL AND SOUTH AMERICA
Andacollo [50]	Teck	Gold	30,900 oz
Don Mario	Orvana	Gold	27,000 oz
El Limon	B2Gold	Gold	40,000 oz
El Toqui [48]	Breakwater	Gold	35,000 oz
El Toqui [48]	Breakwater	Silver	83,000 oz
El Toqui [48]	Breakwater	Lead	1.3 million lbs
El Toqui [48]	Breakwater	Zinc	50.7 million lbs
AUSTRALIA
Gwalia Deeps	St Barbara	Gold	102,500 oz
South Laverton	Saracen	Gold	100,000 - 120,000 oz
Southern Cross	St Barbara	Gold	120,000 oz
AFRICA
Inata	Avocet	Gold	100,000 oz
Siguiri	Anglogold Ashanti	Gold	301,500 oz
Taparko	High River	Gold	137,000 oz
EUROPE
Las Cruces	Inmet	Copper	161 million lbs

Footnotes begin on page 19.

FOOTNOTES TO TABLES

[1]	Set forth below are the definitions of proven and probable reserves used by the U.S. Securities and Exchange Commission.

“Reserve” is that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination.

“Proven (Measured) Reserves” are reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes, and the grade is computed from the results of detailed sampling, and (b) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that the size, shape, depth and mineral content of the reserves are well established.

“Probable (Indicated) Reserves” are reserves for which the quantity and grade are computed from information similar to that used for proven (measured) reserves, but the sites for inspection, sampling and measurement are farther apart or are otherwise less adequately spaced.  The degree of assurance of probable (indicated) reserves, although lower than that for proven (measured) reserves, is high enough to assume geological continuity between points of observation.

[2]
Royal Gold has disclosed a number of reserve estimates that are provided by royalty operators that are foreign issuers and are not based on the U.S. Securities and Exchange Commission's definitions for proven and probable reserves.  For Canadian issuers, definitions of "mineral reserve," "proven mineral reserve," and "probable mineral reserve" conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of these terms as of the effective date of estimation as required by National Instrument 43-101 of the Canadian Securities Administrators.  For Australian issuers, definitions of "mineral reserve," "proven mineral reserve," and "probable mineral reserve" conform with the Australasian Code for Reporting of Mineral Resources and Ore Reserves prepared by the Joint Ore Reserves Committee of the Australasian Institute of Mining and Metallurgy, Australian Institute of Geoscientists and Minerals Council of Australia, as amended ("JORC Code").

[3]
The reserves reported are either estimates received by the various operators or are based on royalty documentation material provided to Royal Gold or which is derived from recent publicly-available information from the operators of the various properties or various recent National Instrument 43-101 or JORC Code reports filed by operators.  Accordingly, Royal Gold is not able to reconcile the reserve estimates prepared in reliance on National Instrument 43-101 or JORC Code with definitions of the U.S. Securities and Exchange Commission.

[4]
Reserves have been reported by the operators as of December 31, 2009, with the exception of the following properties:  El Chanate – October 2009; Balcooma, Gwalia, South Laverton, and Southern Cross – June 2009; Inata – March 2009; Canadian Malartic, Dolores, Gold Hill, Holt and Pascua-Lama – December 2008; Schaft Creek – September 2008; Soledad Mountain – December 2007; Wolverine – October 2007; and Pine Cove – March 2005.

[5]
Gold reserves were calculated by the operators at the following per ounce prices: $950 – Martha; $825 – Bald Mountain, Cortez, Goldstrike, Marigold, Peñasquito and Wharf; $800 – El Chanate, Leeville, Mulatos, Robinson, Twin Creeks, Siquiri and Taparko; $775 – Canadian Malartic and Holt; $750 – Pascua-Lama and Williams; $725 – Gold Hill; $700 – El Toqui; $600 – Dolores, Soledad Mountain and Wolverine; $550 – El Limon and Inata; $500 – Andacollo; and $425 – Pine Cove.  For Gwalia Deeps and Southern Cross, a price of A$1,075 was used for St. Barbara’s 2010 fiscal year and A$850 per ounce thereafter; $A1,250 – South Laverton.  Schaft Creek is at a $5.05 net smelter return cut-off grade (metal price assumptions used by the operator were $658 per ounce gold; $10.00 per ounce silver; and $1.93 per pound copper).  No gold price was reported for Balcooma, Meekatharra (Paddy’s Flat) or Meekatharra (Yaloginda).

FOOTNOTES TO TABLES (cont.)

[6]	See royalty definitions on page 24.

[7]	“Contained ounces” or “contained pounds” do not take into account recovery losses in processing the ore.

[8]	The operators at Avebury, Bald Mountain, Canadian Malartic, Dolores, El Limon, Goldstrike, Marigold and Mt. Goode did not provide a breakdown of proven and probable reserves.

[9]	The sliding-scale moves up 0.25% for each $25 per ounce of gold price increase, starting at a per-ounce price of $375, inflated by the Producer Price Index commencing in 1986.

[10]
 NRS sliding-scale schedule (price of gold per ounce – royalty rate): Below $210 – 0.40%; $210 to $229.99 – 0.50%; $230 to $249.99 – 0.75%; $250 to $269.99 – 1.30%; $270 to  $309.99 – 2.25%; $310 to $329.99 – 2.60%; $330 to $349.00 – 3.00%; $350 to $369.99 – 3.75%; $390 to $409.99 – 4.0%; $410 to $429.99 – 4.25%; $430 to $449.99 – 4.50%; $450 to $469.99 – 4.75%; $470 and higher – 5.00%.

[11]	NVR1 and GSR3 reserves and additional mineralized material are subsets of the reserves and additional mineralized material covered by GSR1 and GSR2.

[12]
The sliding-scale NSR royalty will pay 2.0% when the price of gold is above $350 per ounce and 1.0% when the price of gold falls to $350 per ounce or below.  The 0.9% NSR applies to the MACE claims.  The operator did not report reserves subject to the 0.9% NSR.

[13]	The 2.0% NSR royalty interest covers the majority of six sections of land, containing a number of open pits, but does not cover the current mining in the Basalt/Antler area.

[14]	NSR sliding-scale schedule (price of gold per ounce – royalty rate): $0.00 to under $350 – 0.0%; $350 to under $400 – 0.5%; $400 to under $500 – 1.0%; $500 or higher – 2.0%.

[15]
Royalty is subject to a buy down right of $1.0 to $1.5 million depending on the price of gold, exercisable at any time, for one-half of the royalty.  NSR sliding-scale schedule (price of gold per ounce – royalty rate):  $0.00 to $350 – 2.0%; above $350 – 3.0%.

[16]
In November 2008, the operator made application to a court in Ontario, Canada for a declaration that it is not obligated to pay the entire royalty defined under the royalty agreement and to dispute the royalty rate.  The operator claims that its predecessor in interest is responsible for payment of some or all of the royalty.  On July 23, 2009, the Court held that Royal Gold is entitled to payment from the predecessor of the full amount of the NSR sliding-scale royalty and that the operator’s obligation is to reimburse the predecessor for payment of the royalty up to a flat rate of 0.013% NSR.  On August 21, 2009, the predecessor appealed the portion of the judgment holding them responsible for paying the royalty.

[17]	Gold royalty rate is based on the price of silver per ounce. NSR sliding-scale schedule (price of silver per ounce – royalty rate): Below $5.00 – 0.0%; $5.00 to $7.50 – 3.778%; >$7.50 – 9.445%.

[18]
The NSR sliding-scale royalty is capped once payments of approximately $17 million have been received.  As of March 31, 2010, payments of $3.9 million for the sliding-scale NSR royalty have been recognized.

[19]
The Company’s royalty is subject to a 2.0 million ounce cap on gold production. There have been approximately 548,000 ounces of cumulative production, as of March 31, 2010.  NSR sliding-scale schedule (price of gold per ounce – royalty rate):  $0.00 to $299.99 – 1.0%; $300 to $324.99 – 1.50%; $325 to $349.99 – 2.0%; $350 to $374.99 – 3.0%; $375 to $399.99 – 4.0%; $400 or higher – 5.0%.

FOOTNOTES TO TABLES (cont.)

[20]	Operator reports reserves by material type. The sulfide material will be processed by milling. The oxide material will be processed by heap leaching.

[21]	The royalty rate is 75% until 910,000 payable ounces of gold have been produced – 50% thereafter. Gold is produced as a by-product of copper.

[22]
NSR sliding-scale schedule (price of zinc per ounce – royalty rate):  Below $0.50 – 0.0%; $0.50 to below $0.55 – 1.0%; $0.55 to below $0.60 – 2.0%; $0.60 or higher – 3.0%.  Gold is produced as a by-product of zinc.

[23]	Royalty applies to all gold production from an area of interest in Chile. Only that portion of the reserves pertaining to our royalty interest in Chile is reflected here.

[24]	Royalty rate increased due to acquisition of a 0.25% NSR royalty from a private individual.

[25]
Approximately 74% of the royalty is limited to the first 14.0M ounces of gold produced from the project.  Also, 30% of the royalty can be extended beyond 14.0M ounces for $6.4 million.  In addition, a one-time payment totaling $4.0M will be made if gold prices exceed $550 per ounces for any six-month period within the first 36 months after commercial production and an additional payment totaling $6.4M if gold prices exceed $600 per ounces for any six-month period within the first 36 months after commercial production.

[26]
Figures reflect reserves associated with the entire property.  The operator did not provide a detailed breakdown of the reserves and additional mineralized material subject to Royal Gold's royalty interest.  Therefore, a portion of the reserves is not subject to Royal Gold’s royalty interest.

[27]	The A$10 per ounce royalty applies on production above 50,000 ounces.

[28]
The royalty is capped on a dollar basis once payments of approximately $12.0M have been received.  As of March 31, 2010, approximately $3.4 million remains under the cap.  NSR sliding-scale schedule (price of gold per ounce – royalty rate as of 3/31/10):  $0.00 to $495.71 – 0.0%; $495.72 to $566.54 – 0.625%; $566.55 to $601.94 – 0.875%; $601.95 to $637.35 – 1.125%; $637.36 to $672.76 – 1.50%; $672.77 and above – 1.875%.  The sliding-scale schedule is adjusted based on the average of the United States, Australian and Canadian Consumer Price Indices on annual basis.  The most current rate available is reflected herein.

[29]
Royalty percentages:  TB-GSR1 - 15.0%; TB-GSR2 - 4.3% when the average monthly gold price ranges between $385 and $430 per ounce.  Outside of this range, the royalty rate is calculated by dividing the average monthly gold price by 100 for gold prices above $430 per ounce (with a 10% cap), or by dividing the average monthly gold price by 90 for gold prices below $385 per ounce (e.g., a $900 per ounce gold price results in a rate of 900/100 = 9.0%).  Two subsequent royalties consist of a 2.0% GSR perpetual royalty (“TB-GSR3”), applicable to gold production from defined portions of the Taparko-Bouroum project area, and a 0.75% GSR milling royalty (“TB-MR1”).  The TB-MR1 royalty applies to ore that is mined outside of the defined area of the Taparko-Bouroum project that is processed through the Taparko facilities up to a maximum of 1.1 million tons per year.  Both the TB-GSR3 and TB-MR1 royalties commence once TB-GSR1 and TB-GSR2 have ceased.  Both TB-GSR1 and TB-GSR2 continue until either production reaches 804,420 ounces of gold, or payments totaling $35 million under TB-GSR1 are received, whichever comes first.  As of March 31, 2010, Royal Gold has cumulatively recognized approximately $24.9 million in royalty revenue under TB-GSR1 that is attributable to cumulative production of approximately 171,000 ounces of gold.

[30]	Due to the royalty structure at the Taparko mine, reserves are not broken down into proven and probable.

[31]	TB-GSR1 and TB-GSR2 royalties are subject to the same reserve.

FOOTNOTES TO TABLES (cont.)

[32]
The reserves at Taparko have been adjusted by Royal Gold based on actual 2009 depletion and on the operator’s reserve gold price assumption of $800 per ounce, to reflect the $35 million cap on the TB-GSR1 royalty.  Upon meeting this cap, both the TB-GSR1 and TB-GSR2 royalties cease and the TB-GSR3 royalty becomes effective.  The TB-GSR3 reserves represent the remaining reserves after subtracting the reserves associated with TB-GSR1 and TB-GSR2.

[33]
Silver reserves were calculated by the operators at the following prices per ounce: $16.00 – Martha; $13.00 – Peñasquito; $12.55 – El Toqui; $12.33 – Troy; $12.00 – Soledad Mountain; and $10.00 – Dolores and Wolverine.  Shaft Creek is at a $5.05 net smelter return cut-off grade (metal price assumptions used by the operator were $658 per ounce gold; $10.00 per ounce silver; and $1.93 per pound copper).  No silver price is available for Balcooma.  Don Mario additional mineralized material was calculated at a silver price of $11.00 per ounce.

[34]
Copper reserves were calculated by the operators at the following prices per pound: $2.91 or lower – Voisey’s Bay; $2.67 – Troy; $2.00 – Robinson and Las Cruces; $1.50 – Johnson Camp.  Shaft Creek is at a $5.05 net smelter return cut-off grade (metal price assumptions used by the operator were $658 per ounce gold; $10.00 per ounce silver; and $1.93 per pound copper).  No copper price is available for Balcooma or Caber.  Don Mario additional mineralized material was calculated at a copper price of $2.25 per pound.

[35]	Lead reserves were calculated by the operators at the following price per pound: $0.83 – El Toqui and $0.60 – Peñasquito. No lead price is available for Balcooma.

[36]	Zinc reserves were calculated by the operators at the following price per pound: $1.00 – El Toqui; and $0.80 – Peñasquito. No zinc price is available for Balcooma or Caber.

[37]	Nickel reserve price was calculated by the operator at Voisey’s Bay mine at $11.01 or lower per pound. No nickel reserve price is available for Avebury or Mt. Goode.

[38]	The operator does not report reserves by property in Australia. Therefore, a portion of the reserves is not subject to Royal Gold’s royalty interest.

[39]	Cobalt reserve price was calculated by the operator at $22.70 or lower per pound.

[40]
Mineralized material is that part of a mineral system that has potential economic significance but cannot be included in the proven and probable ore reserve estimates until further drilling and metallurgical work is completed, and until other economic and technical feasibility factors based upon such work have been resolved.  The U.S. Securities and Exchange Commission does not recognize this term.  Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

[41]
Some of the royalty operators are Canadian and Australian issuers.  Canadian and Australian issuers use the terms "mineral resources" and its subcategories "measured," "indicated" and "inferred" mineral resources.  For Canadian issuers, the definitions of "mineral resource," "measured mineral resource," "indicated mineral resource" and "inferred mineral resource" conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of those terms as of the effective date of estimation, as required by National Instrument 43-101 of the Canadian Securities Administrators.  For Australian issuers, the definitions of "mineral resource," "measured mineral resource," "indicated mineral resource" and "inferred mineral resource" conform with the JORC Code. While such terms are recognized and required by Canadian and Australian regulations, the U.S. Securities and Exchange Commission does not recognize them.  In each case, the mineralized material reported hereunder are estimates previously disclosed by the relevant operator, without reference to the underlying data used to calculate the estimates.  Accordingly, Royal Gold is not able to reconcile the estimates prepared in reliance on National Instrument 43-101 or JORC Code with terms recognized by the U.S. Securities and Exchange Commission.  Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

FOOTNOTES TO TABLES (cont.)

[42]
The additional mineralized material reported are either estimates received by the various operators or are based on royalty documentation material provided to Royal Gold or which is derived from recent publicly-available information from the operators of the various properties or various recent National Instrument 43-101 or JORC Code reports filed by operators.  Accordingly, Royal Gold is not able to reconcile the resource estimates prepared in reliance on National Instrument 43-101 or JORC Code with definitions of the U.S. Securities and Exchange Commission.

[43]	Additional mineralized material estimates include reserves at the request of the operator.

[44]	The additional mineralized material numbers have not been updated since the last reserve report in December 2008.

[45]
Reedys Burnakura sliding-scale royalty applies to cumulative production above 300,000 ounces.  Once 300,000 ounces have been produced, the royalty rate is a 1.5% NSR for the first 75,000 ounces per year and a 2.5% NSR above 75,000 ounces per year.

[46]
The estimates and production reports are prepared by the operators of the mining properties.  Royal Gold does not participate in the preparation or verification of the operators’ estimates or production reports and has not independently assessed or verified the accuracy of such information.  Please refer to our cautionary statement regarding forward-looking statements and to the risk factors identified in our Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission for information regarding factors that could affect actual results.

[47]	Recovered metal is contained in concentrate and is subject to third party treatment charges and recovery losses.

[48]	Recovered metal is contained in concentrate and is subject to third party recovery losses.

[49]	Royalty will take effect on July 1, 2010; production estimate is for July 1, 2010 through December 31, 2010 period.

[50]	2010 Teck mine production forecast adjusted to account for an estimated 61% concentrate recovery and a 90.6% smelter recovery.

NOTES:

Lluvia de Oro –The various parties claiming interest in the mining concessions subject to this royalty have disputed any royalty obligation.

The operators at Bundarra, Don Mario, Reedys Burnakura and Relief Canyon do not report reserve information, only additional mineralized material.

Additional mineralized material was not reported by the operators for the following properties:  Canadian Malartic, Gold Hill, Las Cruces, Leeville, Marigold, Mt. Goode or  Voisey’s Bay.

No reserves, additional mineralized material or production are reported for the following properties:  Allan, Koolanooka, Lagerquist, Legacy, Lluvia de Oro, Pederson, Rambler North, Skyline, Tambor, Tarmoola and Wheeler.

The operators for Balcooma, Bald Mountain, Johnson Camp, Martha, Mt. Goode and Voisey’s Bay did not provide annual production information.

FOOTNOTES TO TABLES (cont.)

The Company’s royalty portfolio contains several different types of royalties which are defined as follows:

Royalty - the right to receive a percentage or other denomination of mineral production from a resource extraction operation.

Gross Smelter Return (“GSR”) Royalty - a defined percentage of the gross revenue from a resource extraction operation, less, if applicable, certain contract-defined costs paid by or charged to the operator.

Net Smelter Return (“NSR”) Royalty - a defined percentage of the gross revenue from a resource extraction operation, less a proportionate share of incidental transportation, insurance, refining and smelting costs.

Net Value Royalty (“NVR”) - a defined percentage of the gross revenue from a resource extraction operation, less certain contract-defined transportation costs, milling costs and taxes.

Net Profits Interest Royalty (“NPI”) - a defined percentage of the gross revenue from a resource extraction operation, after recovery of certain contract-defined pre-production costs, and after deduction of certain contract-defined mining, milling, processing, transportation, administrative, marketing and other costs.

Gross Proceeds Royalty (“GPR”) - a royalty in which payments are made on contained ounces rather than recovered ounces.